Exhibit 10.1

Third Amendment to Investor Agreement

THIS THIRD AMENDMENT TO THE INVESTOR AGREEMENT (this “Amendment”), dated as of October 3, 2013, is made by and between Morgan Stanley, a Delaware corporation (the “Company”), and Mitsubishi UFJ Financial Group, Inc., a joint stock company organized under the laws of Japan (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company and the Investor are parties to that certain Investor Agreement, dated as of October 13, 2008, and amended by the First Amendment to Investor Agreement, dated as of October 27, 2008, and amended and restated by the Amended and Restated Investor Agreement, dated as of June 30, 2011 (the Investor Agreement, as so amended and restated, the “Investor Agreement”); and

WHEREAS, the Company and the Investor have determined to further amend the Investor Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and conditions contained herein, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to them in the Investor Agreement.

2.	Amendments. The Investor Agreement is hereby amended as follows:

2.1.	The first sentence of Section 3.4 is amended and restated in its entirety as follows: ““Standstill Period” shall mean the period from the date hereof until the earlier of (i) April 13, 2016, and (ii) the occurrence of an Investor Rights Termination Event; provided, however, that the parties shall, prior to the expiration of the Standstill Period, discuss in good faith whether to extend the Standstill Period (with no obligation to extend).”

2.2.	Section 5.6 is amended and restated in its entirety as follows: “The preemptive right to purchase Covered Securities granted by this Article V shall not be available for any offering that commences at any time after (i) April 13, 2016 (the “Preemptive Rights Expiration Date”) or (ii) the date on which the Investor Transfers any of the Securities that it acquired on the Closing Date or the Common Stock issued upon conversion of any Securities, or Hedges its exposure to the Common Stock, except as contemplated by clause (i) or (ii) of the first sentence of Section 4.1(a) and Section 4.1(e); provided, however, that the parties shall, no later than 3 months prior to the Preemptive Rights Expiration Date, discuss in good faith whether to extend the Preemptive Rights Expiration Date (with no obligation to extend).”

3.	No Other Amendments. Except as expressly set forth herein, the Investor Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed to be a waiver, amendment, modification or other change of any term, condition or provision of the Investor Agreement (or a consent to any such waiver, amendment, modification or other change). All references in the Investor Agreement to the Investor Agreement shall be deemed to be references to the Investor Agreement after giving effect to this Amendment.

4.	Changes. This Amendment may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

5.	Headings. The headings of the various sections of this Amendment have been inserted for convenience or reference only and shall not be deemed to be part of this Amendment.

6.	Applicable Law and Submission to Jurisdiction. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed within the State of Delaware. The provisions of Sections 9.5 and 9.12 of the Investor Agreement shall apply to this Amendment as if each such provision were set forth herein in their entirety.

7.	Counterparts. This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

MORGAN STANLEY		MITSUBISHI UFJ FINANCIAL GROUP, INC.

By:	/s/ Ruth Porat	By:	/s/ Masaaki Tanaka
Name:	Ruth Porat	Name:	Masaaki Tanaka
Title:	Chief Financial Officer	Title:	Deputy President

[Signature Page to Third Amendment to Investor Agreement]